UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 2, 2004

RemedyTemp, Inc.

(Exact Name of Registrant as Specified in Charter)

California	000-20831	95-2890471

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Enterprise
Aliso Viejo, California 92656

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 425-7600

(Former Name or Former Address, if Changed Since Last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 2, 2004, RemedyTemp, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended October 3, 2004. RemedyTemp will hold an earnings conference call and Webcast at 1:30 p.m., Pacific Time, on December 2, 2004. A copy of the press release is attached to this current report on Form 8-K as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press release dated December 2, 2004

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release of RemedyTemp, Inc. issued on December 2, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDYTEMP, INC.
(Registrant)

Date: December 2, 2004	By:	/s/ GREG PALMER

Greg Palmer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release of RemedyTemp, Inc. issued on December 2, 2004